UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 6, 2015

EXPRESS SCRIPTS HOLDING COMPANY

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-35490	45-2884094
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Express Way, St. Louis, MO	63121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number including area code: 314-996-0900

No change since last report

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

Express Scripts Holding Company (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”) at the Company’s principal executive offices on Wednesday, May 6, 2015. Of the 728,792,883 shares outstanding and entitled to vote, 650,205,321 shares were represented at the meeting, or an 89.22% quorum. The results for each of the matters submitted to a vote of stockholders at the Annual Meeting are as follows:

Proposal 1. Election of Directors. All of the nominees nominated by the Board of Directors for director were elected to serve until the next Annual Meeting or until their respective successors are elected and qualified, by the votes set forth in the table below.

NOMINEE	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Gary G. Benanav	570,755,020	7,721,227	1,589,836	70,139,238
Maura C. Breen	571,173,264	7,999,861	892,958	70,139,238
William J. DeLaney	571,232,757	7,955,108	878,218	70,139,238
Elder Granger, M.D., MG, USA (Retired)	576,830,091	1,663,785	1,572,207	70,139,238
Nicholas J. LaHowchic	572,609,116	5,857,205	1,599,762	70,139,238
Thomas P. Mac Mahon	565,227,503	10,014,564	4,824,016	70,139,238
Frank Mergenthaler	575,783,483	2,694,067	1,588,533	70,139,238
Woodrow A. Myers, Jr., M.D.	571,606,677	7,567,804	891,602	70,139,238
Roderick A. Palmore	576,393,244	2,072,814	1,600,025	70,139,238
George Paz	563,964,607	13,174,479	2,926,997	70,139,238
William L. Roper, M.D., MPH	576,374,051	2,120,821	1,571,211	70,139,238
Seymour Sternberg	569,644,614	8,839,696	1,581,773	70,139,238

Proposal 2. The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accountants for 2015 was ratified by the stockholders, by the votes set forth in the table below.

FOR	AGAINST	ABSTAIN
638,570,230	9,798,893	1,836,198

Proposal 3. The stockholders approved, on a non-binding basis, executive compensation, by the votes set forth in the table below.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
546,099,295	28,802,073	5,164,715	70,139,238

Proposal 4. A stockholder proposal regarding political disclosure and accountability was rejected by the stockholders, by the votes set forth in the table below.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
145,193,572	342,558,747	92,313,764	70,139,238

Proposal 5. A stockholder proposal regarding an independent board chairman was rejected by the stockholders, by the votes set forth in the table below.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
252,830,820	325,046,613	2,188,650	70,139,238

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EXPRESS SCRIPTS HOLDING COMPANY

Date: May 7, 2015	By:	/s/ Martin P. Akins
Martin P. Akins
Vice President and Deputy General Counsel